Exhibit 99.1

Disclaimer Statements contained in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Terremark's actual results may differ materially from those set forth in the forward-looking statements due to a number of risks, uncertainties and other factors, as discussed in Terremark's filings with the SEC. These factors include, without limitation, Terremark's ability to obtain funding for its business plans, uncertainty in the demand for Terremark's services or products and Terremark's ability to manage its growth. Terremark does not assume any obligation to update these forward-looking statements.

Corporate Overview TWW is a Communication Services Company that operates and manages integrated Tier-1 Network Access Points and best in class centers at strategic global locations TWW competes in the $6 billion U.S. Internet Infrastructure Industry Industry Industry Industry Industry Industry Industry Industry Industry Industry

What is a NAP? "Internet traffic hub" efficiently interconnects and exchanges internet traffic Analogous to an airport hub; networks/carriers/content providers exchange data and route it to its final destination TWW centers uniquely combine a Tier-1 NAP and best in class Data Center

Tier 1- NAPs Tier 1- NAPs

America's Fiber Optic Routes 1. NY City 2. Tokyo 3. London 4. Los Angeles 5. Miami 6. Washington, DC 7. Chicago 8. San Francisco (SV) 9. Hong Kong 10.Frankfurt Based on: Access to Global Cable & Satellite Infrastructure (incl. NAP of the Americas) Teledensity Economic Size & Importance to Region Telecom Markets Sustainability Competitive Infrastructure Quality of Regulation/Liberalization Presence of Multinational Telecom & Investment Political & Economic Risks Rating by "America's Networks" Rating by "America's Networks"

Growth Catalysts Leverage network of global NAPs Government sector traction - State Department, DoD Commercial sector wins - Blackbird, Yahoo! Market validation of "carrier neutral" model Services portfolio growth

Customer Value Propositions Carrier Neutrality Massive Connectivity = "Zero-Mile" Access Ideal "Web Services" Distribution Platform "One-stop" Integrated Technology Solutions

Traditional Connectivity Model Local Transport Long Haul Long Haul Long Haul Carrier 2 Carrier 2 Carrier 1 Carrier 3 Carrier 4 Carrier 5

"Zero-Mile" Connectivity Model Carrier 2 Carrier 2 Carrier 1 Carrier 3 Carrier 4 Carrier 5 Intra-Facility Cross- Connects Replace Long Haul and Local Transport Cost-Effective Deployment Speed Creates a Virtual "Community" Where Services can be Exchanged New Customers and Services Become Linked Instantly to this Community this Community this Community this Community this Community this Community this Community this Community this Community this Community this Community this Community this Community this Community this Community

Service Delivery Platform VOIP Services Security Services Future Services Usage Billing Services Network Monitoring Solutions Storage Services .. . .

150 customers including 80+ network service providers Global Carriers and CLECs IT Service Providers Government Multinational Enterprises Revenue Segments Revenue Segments Revenue Segments Revenue Segments Representative Customers Representative Customers

Revenue Generation Space and Power Connectivity and Exchange Services Managed Services Professional Services Managed Bandwidth NOC Outsourcing Element Monitoring Managed Router Managed Storage NOC Operations Group Network Design and Implementation Peering and Transit Exchange Platform SCIF Certified Space (U.S. Military Standards) Conditioned Power and Cooling with 100% SLAs

Revenue/Customer Growth Revenue/Customer Growth

Superior Economic Model Recurring revenue streams Revenue drivers not only linked to space Majority of operating costs are fixed - High operating leverage Up front CapEx completed Model upside from services not space

Quarterly Revenue Mix (in Thousands)

Current Debt Capitalization Current Debt Capitalization

Fully Diluted Analysis

Near Term Financial Goals Achieve Positive free cash flow Clear visibility Improve shareholder base and investor awareness Continue to improve capital structure

Management Highly experienced management team Manuel D. Medina, Chairman and CEO - Founder Jose A. Segrera, Chief Financial Officer - KPMG / AT&T Jamie Dos Santos, Chief Marketing Officer - Bellsouth / Telcordia Marvin Wheeler, Chief Operations Officer - Bellsouth Andy Burnette, Vice President of Technology - Bellcore / Telcordia

Key Takeaways Recent customer wins and government opportunity Proven business model at inflection point Financials: Strong revenue ramp up Approaching positive cash flow Strong earnings driven by low variable costs Low cost growth model that leverage connectivity hubs Sustainable high margins and significant cash flows upon stabilization

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